UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2015

Annual Report
to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Contents

3 Letter to the Shareholders

7 Outlook Interview with the Portfolio Manager

8 Performance Summary

9 Schedule of Investments

14 Statement of Assets and Liabilities

15 Statement of Operations

16 Statement of Changes in Net Assets

17 Financial Highlights

18 Notes to Financial Statements

26 Report of Independent Registered Public Accounting Firm

27 Tax Information

27 Shares Repurchased and Issued

29 Voluntary Cash Purchase Program and Dividend Reinvestment Plan

34 Approval of Continuance of Investment Advisory Agreement

39 Directors and Officers of the Fund

43 Amended and Restated Bylaws

44 Additional Information

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, issuers and the Russian economy, and Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. Potential developments in Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For the 12 months ended December 31, 2015, the New Germany Fund, Inc.'s total return in U.S. dollars (USD) was 15.38% based on net asset value and 14.31% based on market price. During the same period, the total return in USD of the Fund's benchmark, the Midcap Market Performance Index, was 12.88%.1 The Fund's discount to net asset value averaged 9.33% for the period in review, compared with 9.56% for the year 2014.

The German stock market had a positive year in local currency terms. In euro terms, the benchmark Midcap Market Performance Index had a total return of 25.7% and the Fund's net asset value returned 26.7%. The euro depreciated by over 10% versus the U.S. dollar.

Within the Fund, the largest positive attributions to performance, particularly in the second half of 2015, were generated by Hugo Boss AG, Stroeer SE and ADO Properties SE, while detractors included Vonovia SE,* Draegerwerk AG & Co. and Evonik Industries AG.

* Not held in the portfolio as of December 31, 2015.

German consumer confidence decreased somewhat over the second half of the year after reaching a multiyear high in June 2015. However, the consumer confidence level overall is still very high. Income expectations as well as economic expectations began increasing again towards the end of the year, a strong sign that Germans are more confident about the future. The main drivers of this confidence were a record-high workforce number (more than 43 million persons) and significantly increasing disposable income, as well as record-low interest rates that acted to reduce any propensity to save. Encouraged by the low unemployment rate, German employees saw wage increases at multiyear high levels of 2% to 3%. As Germans became more confident about maintaining their jobs and wage increases, their willingness to buy bigger ticket items also increased. We believe domestic demand will continue to be a key pillar of the economy, likely driving over 50% of gross domestic product (GDP) growth for 2016. We remain constructive on the German consumer as the trends in wages, employment, price inflation and interest rate levels continue to support private consumption.

German macroeconomic data remained robust against a backdrop of some worrisome trends such as risks to the growth of emerging markets and the resulting stock market weakness over the summer. Following this weakness, German economic data recovered towards the end of the year. After German industrial orders dropped for three consecutive months over the summer, there was a reversal of the trend in October and November, especially as demand from the Eurozone improved markedly. More short-term macroeconomic indicators showed further solid near-term growth, signaling strong autumn activity.

The German IFO index ended the year on a slightly weaker note.2 While companies assessed their current situations as slightly more negative, expectations overall remained unchanged following rises for three months in a row. The IFO Institute highlighted the continuing favorable outlook for German exports, stressing the strength of companies' current positions despite the drop. IFO indices for the domestic sectors (construction, wholesale and retail trade) all declined moderately towards the end of the year, while the more export-dependent manufacturing IFO rose. Moreover, after four consecutive index increases, manufacturing expectations are now solidly above their historic average again.

Overall, macroeconomic and consumer data point toward improvements after signs of temporary weakness over the summer, when emerging-markets growth concerns were burdensome. However, the declines over the summer months were small and the overall still-high data point levels are consistent with positive quarterly GDP growth. Germany's GDP grew in the first three quarters of 2015 by 0.3% to 0.4% compared with the preceding quarter and likely continued this pace, which points towards a decent annualized growth.

To benefit from this underlying strength, positions in consumer-related companies, especially with a focus on Germany and Europe, were increased through, e.g., Scout24, the leading German classifieds business, and Stroeer, the leading German outdoor advertising company. Consumer stocks are the key overweight position in the Fund. On the other hand, taking account of the weakening global data points over the summer, we selectively reduced positions in industrials.

Ten Largest Equity Holdings at December 31, 2015 (46.0% of Net Assets)	Country	Percent
1. Airbus Group SE	Netherlands	11.9%
2. United Internet AG	Germany	4.7%
3. Zalando SE	Germany	4.1%
4. QIAGEN NV	Netherlands	3.8%
5. Evonik Industries AG	Germany	3.8%
6. Symrise AG	Germany	3.8%
7. MTU Aero Engines AG	Germany	3.6%
8. METRO AG	Germany	3.5%
9. LEG Immobilien AG	Germany	3.5%
10. ProSiebenSat.1 Media SE	Germany	3.3%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund's Schedule of Investments, see page 9. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Economic Outlook

Seven years after the start of the financial crisis, markets have entered a more mature phase. For this reason, we expect 2016 and beyond to yield only the potential for modest total returns. However, we also have to acknowledge a higher risk that annual returns could easily turn negative.

We remain constructive on the German equity market, based on expected moderate earnings growth. German GDP growth is expected to be greater in 2016 than in 2015, driven by a further pickup in domestic demand. In addition to favorable consumer confidence levels based on a solid labor market, government spending on services for the numerous refugees is set to further support consumption. On the other hand, we see German manufacturing exposed to the risk of continuing weakness in global trade due to low growth in key emerging markets. However, support could be forthcoming from a sustained depreciation of the euro. Although the German manufacturing sector has done well relative to its international competitors in recent years, a renaissance in manufacturing as a whole remains improbable in the short term. Therefore, selective equity investment will be key for 2016. As an upside scenario, corporate margins in Europe are still depressed and below long-term averages. Therefore, the combination of ECB policy and economic recovery could potentially lead to greater pricing power and earnings upside.

Sincerely,

Christian Strenger Chairman	Philipp Schweneke Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

1 The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Standard Segment beneath the DAX. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Midcap Market Performance Index.

2 The IFO Business Climate Index is a monthly survey that measures the business climate in Germany.

Outlook Interview with the
Portfolio Manager (Unaudited)

Portfolio Manager

Philipp Schweneke

Question: How is German domestic consumption developing, and is the Fund positioned for this?

Answer: Having grown by about 2% in 2015, German private consumption registered its highest increase in 15 years. Consumption thus contributed about 60% of total German GDP growth. For Germany, this can certainly be called a boom, although the growth rate might look weak when compared to the credit-fuelled consumption increases in Britain and many peripheral European countries. The German consumer is expected to remain confident, and private consumption should continue to be an important part of German economic growth over the course of 2016. We believe the main drivers — a record-high workforce and significantly increasing disposable income, as well as record-low interest rates — should remain in place. The Fund is relevantly positioned in businesses that focus on the German consumer, such as Zalando SE, Scout24 and Stroeer SE, enabling it to take advantage of the strong German consumer.

Question: Why is the German IPO market important?

Answer: The year 2015 was a strong one for IPOs in the European market. The Nordic countries saw the strongest activity, but the activity level in Germany was also quite high. A total of €7.1bln in IPO capital was raised in 15 deals. This is twice the amount raised in 2014 and is the highest volume seen over the last eight years. The top 10 of the largest German IPOs by deal volume in 2015 were: 1) Covestro LLC, €1.5bln; 2) Deutsche Pfandbriefbank AG, €1.15bln; 3) Scout24, €1.02bln; 4) Schaeffler Group, €938mln; 5) Tele Columbus, €510mln; 6) ADO Properties, €415mln; 7) Siltronic AG, €380mln; 8) Hapag-Lloyd, €304mln; 9) Sixt Leasing, €239mln; and 10) Edag Engineering, €191mln. The performance of the IPOs has been mixed in Germany. Nevertheless, the pipeline for further deals in 2016 seems well filled. At least 15 candidates are said to be ready for an IPO. We expect utilities carve-outs and placements by private equity firms and technology companies to make up the bulk of the pipeline.

Performance Summary December 31, 2015 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for The New Germany Fund, Inc.'s (the "Fund") most recent performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 12/31/15
	1-Year	5-Year	10-Year
Net Asset Value(a)	15.38%	11.65%	11.54%
Market Price(a)	14.31%	12.17%	11.63%
Midcap Market Performance Index(b)	12.88%	11.08%	9.97%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the year ended December 31, 2015 was 1.16%.

b The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is the total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the Midcap Market Performance Index.

Net Asset Value and Market Price
	As of 12/31/15	As of 12/31/14
Net Asset Value	$ 16.19	$ 15.32
Market Price	$ 14.70	$ 14.04

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Per Share
Twelve Months as of 12/31/15: Income	$ 0.08
Capital Gains	$ 1.15

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments as of December 31, 2015

	Shares	Value ($)

Germany 87.8%
Common Stocks 85.3%
Aerospace & Defense 3.6%
MTU Aero Engines AG	95,152	9,304,489
Auto Components 1.2%
Hella KGaA Hueck & Co.	37,554	1,570,381
Leoni AG	39,109	1,546,908
		3,117,289
Chemicals 12.2%
Covestro AG 144A*	106,415	3,884,580
Evonik Industries AG	293,729	9,759,575
LANXESS AG	110,195	5,104,299
Symrise AG	146,013	9,718,837
Wacker Chemie AG	34,588	2,909,973
		31,377,264
Commercial Services & Supplies 0.7%
Bilfinger SE†	38,687	1,825,175
Communications Equipment 1.4%
ADVA Optical Networking SE*	308,404	3,721,985
Construction & Engineering 1.3%
HOCHTIEF AG	35,859	3,341,869
Diversified Financial Services 0.6%
GRENKELEASING AG	7,936	1,589,949
Diversified Telecommunication Services 2.9%
Telefonica Deutschland Holding AG	1,428,369	7,582,072
Electrical Equipment 3.9%
Nordex SE*	74,797	2,658,553
OSRAM Licht AG	177,138	7,457,295
		10,115,848
Electronic Equipment, Instruments & Components 0.6%
Jenoptik AG	103,472	1,615,970
Food & Staples Retailing 3.5%
METRO AG	283,490	9,094,775
Food Products 0.6%
Suedzucker AG	82,637	1,644,840
Health Care Equipment & Supplies 1.4%
STRATEC Biomedical AG	55,390	3,667,001
Health Care Technology 1.7%
CompuGroup Medical AG	115,824	4,248,788
Industrial Conglomerates 2.2%
Indus Holding AG	53,775	2,597,693
Rheinmetall AG	46,153	3,079,524
		5,677,217
Insurance 3.0%
Hannover Rueck SE	41,209	4,725,104
Talanx AG	93,882	2,908,454
		7,633,558
Internet & Catalog Retail 4.1%
Zalando SE 144A*	267,970	10,586,133
Internet Software & Services 7.1%
Scout24 AG 144A*	152,911	5,480,973
United Internet AG (Registered)	220,916	12,206,188
XING AG	3,335	617,845
		18,305,006
IT Services 3.3%
Wirecard AG†	166,862	8,420,933
Life Sciences Tools & Services 2.0%
Evotec AG*	101,842	460,906
Gerresheimer AG	37,866	2,966,718
MorphoSys AG*	27,981	1,750,703
		5,178,327
Machinery 1.1%
KION Group AG	55,333	2,763,635
Media 7.0%
CTS Eventim AG & Co. KGaA	56,893	2,268,547
ProSiebenSat.1 Media SE	169,860	8,621,084
Stroeer SE	114,316	7,183,488
		18,073,119
Metals & Mining 0.7%
Salzgitter AG	69,877	1,723,407
Pharmaceuticals 1.4%
STADA Arzneimittel AG	91,302	3,700,023
Real Estate Management & Development 7.0%
ADO Properties SA 144A*	87,818	2,525,685
Deutsche Wohnen AG	169,049	4,699,555
LEG Immobilien AG*	109,442	8,967,694
TLG Immobilien AG	99,916	1,879,245
		18,072,179
Semiconductors & Semiconductor Equipment 3.0%
AIXTRON SE*	124,937	559,733
Dialog Semiconductor PLC*	176,011	5,943,735
SMA Solar Technology AG*†	22,634	1,270,485
		7,773,953
Software 0.7%
Software AG	64,221	1,841,449
Technology Hardware, Storage & Peripherals 0.7%
Wincor Nixdorf AG	36,445	1,834,306
Textiles, Apparel & Luxury Goods 1.0%
Elumeo SE*	51,290	1,391,626
HUGO BOSS AG	13,325	1,107,760
		2,499,386
Thrifts & Mortgage Finance 1.3%
Aareal Bank AG	44,013	1,391,939
Deutsche Pfandbriefbank AG 144A*	152,420	1,852,720
		3,244,659
Trading Companies & Distributors 2.5%
Brenntag AG	120,659	6,322,324
Transportation Infrastructure 1.6%
Fraport AG Frankfurt Airport Services Worldwide	65,057	4,161,539
Preferred Stocks 2.5%
Health Care Equipment & Supplies 1.3%
Draegerwerk AG & Co. KGaA (Cost $859,802)	9,047	673,662
Sartorius AG (Cost $2,125,546)	10,263	2,678,236
		3,351,898
Machinery 1.2%
Jungheinrich AG (Cost $2,679,947)	37,813	3,128,771
Total Germany (Cost $183,065,948)		226,539,136

Netherlands 15.7%
Aerospace & Defense 11.9%
Airbus Group SE	454,578	30,587,917
Life Sciences Tools & Services 3.8%
QIAGEN NV*	360,229	9,818,874
Total Netherlands (Cost $19,246,450)		40,406,791

Luxembourg 1.0%
Media 1.0%
RTL Group SA (Cost $2,253,981)	31,109	2,601,408

Switzerland 0.8%
Automobiles 0.8%
EDAG Engineering Group AG* (Cost $1,877,518)	82,781	2,003,661

Securities Lending Collateral 4.7%
Daily Assets Fund, 0.36% (Cost $11,989,950) (a) (b)	11,989,950	11,989,950

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $218,433,847)**	110.0	283,540,946
Other Assets and Liabilities, Net	(10.0)	(25,716,351)
Net Assets	100.0	257,824,595

* Non-income producing security.

** The cost for federal income tax purposes was $219,486,703. At December 31, 2015, net unrealized appreciation for all securities based on tax cost was $64,054,243. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $86,411,478 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,357,235.

† All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2015 amounted to $11,354,626, which is 4.4% of net assets.

(a) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (c)
Germany	$ 226,539,136	$ —	$ —	$ 226,539,136
Netherlands	40,406,791	—	—	40,406,791
Luxembourg	2,601,408	—	—	2,601,408
Switzerland	2,003,661	—	—	2,003,661
Short-Term Instruments (c)	11,989,950	—	—	11,989,950
Total	$ 283,540,946	$ —	$ —	$ 283,540,946

There have been no transfers between fair value measurement levels during the year ended December 31, 2015.

(c) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of December 31, 2015
Assets
Investments in non-affiliated securities, at value (cost $206,443,897) — including $11,354,626 of securities loaned	$ 271,550,996
Investment in Daily Assets Fund (cost $11,989,950)*	11,989,950
Total investments, at value (cost $218,433,847)	283,540,946
Foreign currency, at value (cost $240,907)	240,907
Foreign taxes recoverable	181,105
Interest receivable	12,206
Other assets	51,624
Total assets	284,026,788
Liabilities
Cash overdraft	19,975
Distributions payable	13,803,984
Payable upon return of securities loaned	11,989,950
Investment advisory fee payable	164,679
Administration fee payable	49,048
Payable for Directors' fees and expenses	12,000
Payable for Fund shares repurchased	5,896
Accrued expenses and other liabilities	156,661
Total liabilities	26,202,193
Net assets	$ 257,824,595
Net Assets Consist of
Undistributed net investment income	1,836,864
Accumulated net realized gain on investments and foreign currency	3,257,026
Net unrealized appreciation (depreciation) on: Investments	65,107,099
Foreign currency	(4,580)
Paid-in capital	187,628,186
Net assets	$ 257,824,595
Net Asset Value
Net assets value per share ($257,824,595 ÷ 15,922,987 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$ 16.19

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2015
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $614,613)	$ 4,961,734
Income distributions — Central Cash Management Fund	872
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	192,241
Total investment income	5,154,847
Expenses: Investment advisory fee	1,793,364
Administration fee	531,121
Custodian fee	147,400
Services to shareholders	19,898
Reports to shareholders and shareholder meeting expenses	34,814
Directors' fees and expenses	181,142
Legal fees	212,380
Audit and tax fees	77,052
NYSE listing fee	33,012
Insurance	53,051
Net expenses	3,083,234
Net investment income	2,071,613
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	20,852,402
Foreign currency	(832,815)
Net realized gain (loss)	20,019,587
Change in net unrealized appreciation (depreciation) on: Investments	12,517,342
Foreign currency	17,112
Change in net unrealized appreciation (depreciation)	12,534,454
Net gain (loss)	32,554,041
Net increase (decrease) in net assets resulting from operations	$ 34,625,654

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended December 31,
	2015	2014
Operations: Net investment income (loss)	$ 2,071,613	$ 3,248,646
Net realized gain (loss)	20,019,587	53,008,530
Change in net unrealized appreciation (depreciation)	12,534,454	(80,142,734)
Net increase (decrease) in net assets resulting from operations	34,625,654	(23,885,558)
Distributions to shareholders from: Net investment income	(1,266,739)	(5,501,375)
Net realized gains	(18,329,190)	(59,600,464)
Total distributions to shareholders	(19,595,929)	(65,101,839)
Capital share share transactions: Net proceeds from reinvestment of dividends	18,240,883	22,633,320
Shares repurchased	(3,859,664)	(22,293,050)
Net increase (decrease) in net assets from capital share transactions	14,381,219	340,270
Total increase (decrease) in net assets	29,410,944	(88,647,127)
Net assets at beginning of period	228,413,651	317,060,778
Net assets at end of period (including undistributed net investment income of $1,836,864 and distributions in excess of net investment income of $1,697,328, as of December 31, 2015 and December 31, 2014, respectively)	$ 257,824,595	$ 228,413,651
Other Information
Shares outstanding at beginning of period	14,908,875	14,928,996
Shares reinvested	1,271,320	1,196,343
Shares repurchased	(257,208)	(1,216,464)
Shares outstanding at end of period	15,922,987	14,908,875

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 15.32	$ 21.24	$ 17.45	$ 13.86	$ 17.72
Income (loss) from investment operations: Net investment income (loss)[a]	.13	.21	.22	.23	.24
Net realized and unrealized gain (loss) on investments and foreign currency	2.07	(1.80)	7.98	3.92	(3.57)
Total from investment operations	2.20	(1.59)	8.20	4.15	(3.33)
Less distributions from: Net investment income	(.08)	(.37)	(.33)	(.63)	(.59)
Net realized gains	(1.15)	(3.97)	(4.15)	—	—
Total distributions	(1.23)	(4.34)	(4.48)	(.63)	(.59)
Accretion resulting from tender offer	—	—	.02	.02	—
Dilution in net asset value from dividend reinvestment	(.13)	(.14)	(.04)	(.02)	—
Increase resulting from share repurchases	.03	.15	.09	.07	.06
Net asset value, end of period	$ 16.19	$ 15.32	$ 21.24	$ 17.45	$ 13.86
Market value, end of period	$ 14.70	$ 14.04	$ 19.93	$ 15.58	$ 12.24
Total Investment Return for the Period[b]
Based upon market value (%)	14.31	(8.35)	58.27	30.58	(18.89)
Based upon net asset value (%)	15.38	(6.16)	50.59	32.02	(18.52)
Ratio to Average Net Assets
Ratio of expenses (%)	1.16	1.14	1.11	1.17	1.09
Ratio of net investment income (%)	.78	1.06	1.04	1.42	1.40
Portfolio turnover (%)	55	55	67	24	18
Net assets at end of period ($ thousands)	257,825	228,414	317,061	280,724	241,424

[a] Based on average shares outstanding during the period.

[b] Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Accounting Policies

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at the close of regular trading on XETRA, normally 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies and closed-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefit of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of the year ended December 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At December 31, 2015, the exchange rate was EUR €1.00 to USD $1.09.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

At December 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 3,993,137
Undistributed long-term capital gain	$ 2,153,609
Net unrealized appreciation (depreciation)	$ 64,054,243

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2015	2014
Distributions from ordinary income*	$ 1,266,739	$ 18,765,387
Distributions from long-term capital gains	$ 18,329,190	$ 46,336,452

* For tax purposes, short-term capital gain is considered ordinary income.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset & Wealth Management International GmbH ("DeAWMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAWMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAWMI, DeAWMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeAWMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAWMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the year ended December 31, 2015, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual rate of 0.67% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

DeAWM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DSC aggregated $19,898, of which $2,067 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2015, the amount charged to the Fund by DIMA included in the Statements of Operations under "Reports to shareholders" aggregated $17,166, of which $5,786 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAWMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the year ended December 31, 2015, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA or DeAWMI.

The Fund pays each Director not an "interested person" of DIMA or DeAWMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2015, were $147,460,727 and $188,464,164, respectively.

E. Capital

During the year ended December 31, 2015 and the year ended December 31, 2014, the Fund purchased 257,208 and 1,216,464 of its shares of common stock on the open market at a total cost of $3,859,664 and $22,293,050 ($15.01 and $18.33 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 9.85% and 9.58%, respectively.

During the year ended December 31, 2015 and the year ended December 31, 2014, the Fund issued for dividend reinvestment 1,271,320 and 1,196,343 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV at the time of issuance, was 10.19% and 9.16%, respectively.

F. Share Repurchases and Tender Offers

On July 26, 2013, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase 900,000 shares during the period from August 1, 2013 through July 31, 2014. On June 4, 2014, the Fund announced that the Board of Directors approved a 400,000 increase to the previously announced share repurchase authorization, resulting in a total authorization of 1,300,000 shares for repurchase during the period from August 1, 2013 through July 31, 2014. The Fund repurchased 1,115,846 shares between August 1, 2013 and July 31, 2014. On July 28, 2014, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 1,550,000 shares during the period from August 1, 2014 through July 31, 2015. The Fund repurchased 497,038 shares between August 1, 2014 and July 31, 2015. On July 27, 2015, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2015 through July 31, 2016. The Fund repurchased 158,707 shares between August 1, 2015 and December 31, 2015.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

On January 31, 2012, the Fund announced that the Board of Directors approved a Discount Management Program (the "New Program") on the same terms as the Fund's then current program. Pursuant to the New Program, the Fund's Board of Directors approved a series of up to four consecutive semiannual tender offers each for up to 5% of the Fund's outstanding shares of common stock at a price equal to 98% of NAV per share. The Fund would conduct a tender offer if its shares traded at an average discount to NAV of more than 10% during the applicable 12-week measurement period. During the fourth measurement period that commenced on April 7, 2014 and expired on June 27, 2014, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

On July 28, 2014, the Fund announced that the Board of Directors adopted a new Discount Management Program whereby the Fund would initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for up to 5% of the Fund's shares outstanding at 98% of the Fund's NAV per share. The terms of the Discount Management Program required the Fund to conduct a tender offer if its shares traded at an average discount to NAV of more than 10% during a 15-week measurement period determined by the Board of Directors. During the measurement period that commenced on September 2, 2014 and expired on December 12, 2014, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2015, there were three shareholders that held approximately 18%, 13% and 7%, respectively, of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The New Germany Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Germany Fund, Inc. (the "Fund") at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, broker and transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts February 17, 2016	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.151 per share from net long-term capital gains during its year ended December 31, 2015.

The Fund paid foreign taxes of $269,562 and earned $1,635,475 of foreign source income during the year ended December 31, 2015. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0169 per share as foreign taxes paid and $0.1027 per share as income earned from foreign sources for the year ended December 31, 2015.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,610,000 as capital gain dividends for its year ended December 31, 2015.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2014 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2015. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

Shares Repurchased and Issued (Unaudited)

The Fund has been purchasing shares of its common stock in the open market and has also purchased shares pursuant to tender offers. Shares repurchased in the open market, shares issued for dividend reinvestment, and shares tendered and accepted for the past five years are as follows:

	Years Ended December 31,
	2015	2014	2013	2012	2011
Shares repurchased	257,208	1,216,464	662,759	681,014	638,482
Shares issued for dividend reinvestment	1,271,320	1,196,343	301,838	218,646	—
Shares tendered and accepted	—	—	801,417	863,598	—

Voluntary Cash Purchase Program and Dividend Reinvestment Plan (Unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DeAWM Service Company, the transfer agent (the "Transfer Agent"), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-349-4281). DST Systems, Inc. (the "Plan Agent") acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders ("Plan Participants") appoint the Transfer Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder's written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

Approval of Continuance of Investment Advisory Agreement (Unaudited)

The Fund’s directors unanimously approved the continuance of the investment advisory agreement between the Fund and Deutsche Asset & Wealth Management International GmbH ("DeAWMI") (the "agreement") at a meeting held on October 23, 2015. The Fund’s directors simultaneously approved the continuance of the administration agreement (the "administration agreement") between the Fund and Deutsche Investment Management Americas Inc. ("DIMA"), an affiliate of DeAWMI.

In preparation for the meeting, the directors had requested, received and evaluated extensive materials from DeAWMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed approval of the continuance of the agreement with management and with experienced Fund counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance. The directors also discussed the proposed approval in a private session with counsel at which no representatives of DeAWMI or DIMA were present. In reaching their determination relating to approval of the agreement, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund’s performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment advisory and other services rendered by DeAWMI;

3. payments received by DeAWMI and its affiliates (including DIMA) from all sources in respect to the Fund and all investment companies in the Deutsche family of funds;

4. the costs borne by, and profitability of, DeAWMI and DIMA in providing services to the Fund;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DeAWMI’s policies and practices regarding allocation of the Fund’s portfolio transactions, including the extent to which DeAWMI benefits from soft dollar arrangements;

8. the Fund’s portfolio turnover rates compared to those of other closed-end investment companies investing in international equities;

9. fall-out benefits which DeAWMI and its affiliates receive from their relationships with the Fund;

10. information concerning the programs established by DeAWMI with respect to compliance, risk management, disclosure and ethics;

11. the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of DeAWMI; the implications for DeAWMI and DIMA of the management reorganization of Deutsche Bank AG announced on October 18, 2015 and management’s representation that such reorganization was not expected to have any adverse effect on the management or operations of the Fund or on the identities of persons at DeAWMI and DIMA providing services to the Fund; and

12. the terms of the agreement.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAWMI to the Fund gained from their experience as directors of the European Equity Fund and the Central Europe, Russia and Turkey Fund and, where relevant, other Deutsche funds, their confidence in DeAWMI’s integrity and competence gained from that experience and DeAWMI’s responsiveness to concerns raised by them in the past, including DeAWMI’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DeAWMI, as provided in the agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by DeAWMI to the Fund represented good value for the money payable to it by the Fund.

The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the agreement (including their determinations that DeAWMI should continue in its role as investment advisor for the Fund, and that the fees payable to DeAWMI pursuant to the agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by DeAWMI. The directors noted that, under the agreement, DeAWMI, in accordance with the Fund’s investment objectives, policies and limitations, makes all decisions with respect to suitable securities for investment by the Fund and transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. DeAWMI pays all of the compensation of the Fund’s directors and officers who are interested persons of DeAWMI.

The directors considered the scope and quality of services provided by DeAWMI under the agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors also considered the commitment of DeAWMI to, and the programs established by it with respect to, compliance, risk management, disclosure and ethics. The directors considered the quality of the investment research capabilities of DeAWMI and the other resources it has dedicated to performing services for the Fund. The quality of the advisory services provided also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreement.

Costs of Services Provided and Profitability to DeAWMI. At the request of the directors, DeAWMI provided information concerning: its revenues, expenses, net income and financial condition for 2014; and information about revenues and expenses and the profitability of its relationship with the Fund in 2014. Similar information was provided for DIMA. The directors reviewed the assumptions and methods of allocation used by DeAWMI and DIMA in preparing Fund specific profitability data. DeAWMI and DIMA stated their belief that the methods of allocation used were reasonable, but noted that there are limitations inherent in allocating costs to multiple individual clients served by organizations such as DIMA and DeAWMI where each of the clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits on DeAWMI’s expenses, including the fact that there were no affiliated brokerage commissions.

The directors noted that DeAWMI may allocate brokerage to receive research generated by, or paid for by, executing brokers. They also noted that DeAWMI has policies to prohibit consideration of the sale of shares of Deutsche funds when selecting broker dealers to execute portfolio transactions for the Fund or other Deutsche funds.

The directors recognized that DeAWMI should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DeAWMI’s level of profitability from its relationships with the Fund was not excessive. The directors also considered the aggregate profitability of the relationships with the Fund of DeAWMI and DIMA and concluded that it was not excessive.

Investment Results. In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. As the Fund is not aware of any closed-end fund with an objective similar to that of the Fund, the directors generally focus on the Fund’s performance based on net asset value compared to its benchmark when assessing investment results. The directors also reviewed information showing the Fund’s performance compared to that of other investment vehicles compiled by management based on information provided by Lipper and Morningstar (a total of 6 funds, consisting of exchange-traded funds and open-end funds). The directors also reviewed information showing performance of the Fund’s benchmark index, currently the Germany Midcap Market Performance index of 80 stocks.

The comparative information showed that the Fund outperformed its benchmark in the first nine months of 2015 and in 2014 and 2013. While the Fund underperformed the benchmark in 2012 and 2011, it outperformed the benchmark in five of the seven years ended 2010. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses. The directors considered the investment advisory fee rates payable by the Fund to DeAWMI under the agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered information provided by DeAWMI concerning the fee rates charged to other investment companies having somewhat similar mandates as the Fund, as well as the representation by DeAWMI that it does not manage any other institutional accounts that are similar to the Fund, and its review of the reasons that it does not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The directors noted that DeAWMI advises non-U.S. open-end funds that pay management fees that, while not entirely comparable to the fees payable by the Fund to DeAWMI and DIMA, are substantially higher than the combined advisory and administration fee rate paid by the Fund.

The Fund’s management expense comparison group consisted of six closed-end developed market funds (including the Fund) and 11 open-end European region funds (plus the Fund) selected by Lipper. The directors reviewed information comparing the combined advisory and administrative fees payable under the agreement and the administration agreement for this purpose, noting that DeAWMI and DIMA are affiliated companies. The directors noted that the combined advisory and administrative fee rate paid by the Fund in 2014 of 0.869% was above the average and median fee rates of both comparison groups. The directors noted that the Fund’s effective fee rate reflects the effect of breakpoints. The directors also considered the Fund’s total expense ratio in comparison to the fees and expenses of 60 closed-end international equity funds compiled by management based on Morningstar data. The directors also noted that the Fund’s expense ratio was below the median and average and in the lowest quartile of the comparison group. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale. The directors noted that the investment advisory fee schedule in the agreement contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DeAWMI to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DeAWMI as assets increase, largely because economies of scale are realized (if at all) by DeAWMI across a variety of products and services, and not only in respect of a single fund. They also noted that the Fund’s assets have diminished in recent years. Having taken these factors into account, the directors concluded that the breakpoint arrangements in the agreement were acceptable under the Fund’s circumstances.

Directors and Officers of the Fund

Directors
Name, Age, Term of Office and Length of Time Served*†	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director
Dr. Wilhelm Bender, 71(1) Class II Since 2013	Senior Advisor of Advent International GmbH (private equity) (since 2009), of Norton Rose Fulbright LLP (legal services) (since 2010), and a member of Supervisory Boards of MTU AG (aircraft engines) (since 2008) and FrankfurtRheinMain GmbH (International Marketing of the Region) (since 11/2013). He is also a member of the Advisory Board of Deutsche Bank AG (since 1993) and holds a number of honorary positions including Honorary Professor of the Johann Wolfgang Goethe University in Frankfurt (since 2008). He is the former Chairman of the Executive Board (CEO) of Fraport AG, Germany (aviation industry) (1993–2009), former Chairman of the Supervisory Boards of Bombardier Transportation GmbH (railways) (2010–2015) and Eintracht Frankfurt Fussball AG (soccer club) (2010–2015), and a former member of the Supervisory Board of Lufthansa Cargo AG (air freight) (2008–2015).	Director, The European Equity Fund, Inc. (since 2013) and The Central Europe, Russia and Turkey Fund, Inc. (since 2013).
Detlef Bierbaum, 73(1) Class I Since 2008	Consultant (since 2010). Member of the Supervisory Board of Deutsche Bank Österreich AG (private bank) for more than five years. Mr. Bierbaum also serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie. KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm.	Director, The European Equity Fund, Inc. (since 1986) and The Central Europe, Russia and Turkey Fund, Inc. (since 1990).
Ambassador Richard R. Burt, 68(1) Class III Since 2004	Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002–2007); Chairman of the Board, Weirton Steel Corp. (1996–2004); Partner, McKinsey & Company (consulting firm) (1991–1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989–1991); U.S. Ambassador to the Federal Republic of Germany (1985–1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).	Director, The European Equity Fund, Inc. (since 2000) and The Central Europe, Russia and Turkey Fund, Inc. (since 2000). Director, UBS family of mutual funds (since 1995).
Walter C. Dostmann, 59(1) Class I Since 2015	Founder and principal, Dostmann & Partners LLC (international business advisory firm) (2000 to present); Director of 360 T Systems, Inc. (trading platform provider) (2013 to present). Formerly, Managing Director and Head of International Corporate Finance Division at Deutsche Bank Securities, Inc. (1990 to 1999); and Senior Vice President of Deutsche Bank AG, New York branch (1985 to 1990). Director and Chairman of North American Income Fund (since 1998) and CABEI Central American Fund (since 1999).	Director, The European Equity Fund, Inc. (since 2015) and The Central Europe, Russia and Turkey Fund, Inc. (since 2015).
Richard Karl Goeltz, 73(1) Class II Since 1990	Retired. Formerly, Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996–2000) and previously served as chief financial officer of two other major multi-national corporations. He is also Trustee Emeritus of the American Academy in Berlin. Mr. Goeltz is an Honorary Fellow and member of the Court of Governors of the London School of Economics and Political Science.	Director, The European Equity Fund, Inc. (since 2008) and The Central Europe, Russia and Turkey Fund, Inc. (since 2008). Formerly Director of Aviva plc (financial services), Federal Home Loan Mortgage Corporation (financial services), Delta Air Lines, Inc. (air transport) and The Warnaco Group Inc. (apparel).
Dr. Franz Wilhelm Hopp, 73(1) Class III Since 1993	Partner of Laplace Finanzconsulting GmbH (asset management). Member of the Supervisory Boards of WAVE AG (asset management), Syguis AG (scientific research), and SchneiderGolling Bosserhoff VennögensInvest AG (wealth management). Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007–September 2009). Former member of the Board of ERGO Insurance Group (1995–2004).	Director, The European Equity Fund, Inc. (since 2008) and The Central Europe, Russia and Turkey Fund, Inc. (since 2008).
Dr. Friedbert H. Malt, 74(1) Class III Since 2007	Retired. Formerly, Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines Ltd., Singapore ("NOL") from 2002 to 2011 and Director of NOL from 2000 to 2011. Formerly, Director of TÜV Rheinland of North America, Inc., a company offering independent testing and assessment services (until 2015). Formerly, Dr. Malt was a Member of the Executive Board of DG Bank (now DZ Bank), Frankfurt (until 2001).	Director, The European Equity Fund, Inc. (since 2007) and The Central Europe, Russia and Turkey Fund, Inc. (since 2007).
Christian H. Strenger, 72(1)(2) Class I Since 1990	Member of Supervisory Board (since 1999) and formerly Managing Director (1991–1999) of Deutsche Asset & Wealth Management Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger is a Member of Supervisory Board of TUI AG (travel business). He also is a member of the German Government’s Commission on Corporate Governance and other corporate governance organizations, and serves as Director of the Center for Corporate Governance at the Leipzig Graduate School of Management.	Director and Chairman, The European Equity Fund, Inc. (since 1986) and The Central Europe, Russia and Turkey Fund, Inc. (since 1990).
Joachim Wagner, 68(1) Class II Since 2009	Retired. Formerly, Chief Financial Officer, RAG Beteiligungs AG/Evonik Industries AG, Germany (chemical manufacturer) (2006–2009) and Chief Financial Officer, Degussa AG, Germany (chemical manufacturer) (2001–2006). Mr. Wagner is also a member of the Supervisory Board of a German retail bank and a member of the advisory board of a private German bank.	Director, The European Equity Fund, Inc. (since 2009) and The Central Europe, Russia and Turkey Fund, Inc. (since 2012).

* The address of each Director is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, NY 10154.

† The term of office for Directors in Class I expires at the 2016 Annual Meeting, Class II expires at the 2017 Annual Meeting and Class III expires at the 2018 Annual Meeting.

(1) Indicates that the Director also serves as a Director of The European Equity Fund, Inc. and The Central Europe, Russia and Turkey Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator and Deutsche Asset & Wealth Management International GmbH acts as Investment Adviser.

(2) Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH ("DWS"), an indirect wholly owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.

Officers*
Name, Age, Position with the Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years
Brian E. Binder, 43(1) President and Chief Executive Officer, since December 6, 2013	Managing Director(2) and Head of Fund Administration, Deutsche Asset Management (2013–present). Formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012).
Paul H. Schubert, 52(4) Chief Financial Officer and Treasurer, since November 5, 2004	Managing Director,(2) Deutsche Asset Management; and Chairman, Director and President, DeAWM Trust Company (since 2013); formerly, Director, DeAWM Trust Company (2004–2013).
Melinda Morrow, 45(4) Vice President, since April 27, 2012	Director,(2) Deutsche Asset Management (since 2006).
John Millette, 53(3) Secretary, since January 1, 2011(5)	Director,(2) Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, DeAWM Trust Company (since 2016).
Hepsen Uzcan, 41(3) Assistant Secretary, since July 22, 2013	Director,(2) Deutsche Asset Management (since 2014).
Caroline Pearson, 53(3) Chief Legal Officer, since May 21, 2012	Managing Director,(2) Deutsche Asset Management; Secretary, DeAWM Distributors, Inc.; and Secretary, DeAWM Service Company.
Donna White, 51(4) Chief Compliance Officer, since May 2, 2014	Director,(2) Deutsche Asset Management (since 2003); Chief Compliance Officer of DeAWM Distributors, Inc. (since 2004).
Wayne Salit, 48(4) Anti-Money Laundering Compliance Officer, since June 16, 2014	Director,(2) Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011).

Each also serves as an Officer of The European Equity Fund, Inc. and The Central Europe, Russia and Turkey Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator.

* As a result of their respective positions held with the Administrator, these individuals are considered "interested persons" of the Administrator within the meaning of the 1940 Act. Interested persons receive no compensation directly from the Fund.

(1) Address: 222 South Riverside Plaza, Chicago, Illinois 60606.

(2) Executive title, not a board directorship.

(3) Address: One Beacon Street, Boston, Massachusetts 02108.

(4) Address: 60 Wall Street, New York, New York 10005.

(5) Served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.

Amended and Restated Bylaws (Unaudited)

On May 1, 2015, the Fund announced that the Board had approved amended and restated bylaws of the Fund. The amended and restated bylaws reflect a number of changes, including changes to: (1) the period of time during which a stockholder's notice of director nominations or proposals of other business to be brought before an annual meeting of the Fund's stockholders must be submitted to the secretary of the Fund in order to be "timely"; (2) the requirements for provision of information by a stockholder with respect to stockholder proposals for nominations or other business to be considered at a stockholder meeting, and to the procedures for the verification and updating of such information by such stockholder upon the written request of the Secretary or Board of the Fund; and (3) the Fund's director qualification provisions. In addition, the amended and restated bylaws add an exclusive forum provision for certain actions against the Fund and its Directors, officers or employees (specifying that the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, would be the sole and exclusive forum for such actions).

Additional Information

Automated Information Lines	Deutsche AWM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DeAWM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Asset & Wealth Management International GmbH ("DeAWMI" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DeAWMI provides a full range of investment advisory services to both institutional and retail clients.

DeAWMI is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DeAWMI. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DeAWM Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or
00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

— The Central Europe, Russia and Turkey Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).

— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The New Germany Fund, Inc. is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. Richard Karl Goeltz and Mr. Joachim Wagner. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The New Germany Fund, Inc.
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$70,000	$0	$0	$5,137
2014	$70,000	$0	$0	$6,355

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to the Fund’s advisor (“DeAWMI”) or the administrator (“DIMA”), and any entity controlling, controlled by or under common control with DeAWMI and DIMA (“Control Affiliate”) that provides ongoing services to the Fund (collectively, the “Adviser Entities”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser Entities	Tax Fees Billed to Adviser Entities	All Other Fees Billed to Adviser Entities
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor Entities” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser Entities. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser Entities (all other engagements) (C)	Total of (A), (B) and (C)
2015	$5,137	$30,661	$0	$35,798
2014	$6,355	$63,439	$0	$69,794

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the Advisor Entities with respect to operations and financial reporting of the Fund. The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized any member of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2014 and 2015 financial statements, the Fund entered into an engagement letter with PwC. The terms of the 2015 engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Richard Karl Goeltz (Chairman), Walter C. Dostmann, Richard R. Burt, Dr. Friedbert Malt, and Joachim Wagner.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy and Guidelines

1.	Introduction

Deutsche Asset Management (“AM”) has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – AM (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non-US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these AM legal entities.

2.	AM’S Proxy Voting Responsibilities

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley Voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and AM determines that a proxy vote (or other shareholder action) is materially important to the client’s account, AM may request that the agent recall the security prior to the record date to allow AM to vote the securities.

[1]	For purposes of this document, “clients” refers to persons or entities: (i) for which AM serves as investment adviser or sub-adviser; (ii) for which AM votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

3.	POLICIES
3.1.	Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

AM has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

3.2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

•	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
•	Voting proxies where (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and
•	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3	Availability of Proxy Voting Policy and Guidelines and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion. Note, however, that AM must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 5, below), if so required by relevant law.

4.	PROCEDURES

The key aspects of AM’s proxy voting process are delineated below.

4.1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 4.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2.	Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

[2]	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM Portfolio Managers, AM Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

4.3.	Certain Proxy Votes May Not Be Cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue; and
•	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.	Conflict of Interest Procedures
4.4.1.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies3, the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. The Conflicts of Interest Management Sub-Committee within AM monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

[3]	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.
[4]	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client, has: (i) requested that AM, Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policy and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

4.4.2.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETFs”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, AM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3.	Other Procedures that Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – AWM, GTB & CB&S;
•	Code of Ethics – AWM; and
•	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5.	RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

•	AM will maintain a record of each proxy vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

−	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
−	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms.
−	Analyst worksheets created for stock option plan and share increase analyses; and
−	Proxy Edge print-screen of actual vote election.

•	AM will (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
•	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•	With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:
−	The name of the issuer of the portfolio security;
−	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
−	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
−	The shareholder meeting date;
−	A brief identification of the matter voted on;
−	Whether the matter was proposed by the issuer or by a security holder;
−	Whether the company cast its vote on the matter;
−	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
−	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Archiving and Record Retention Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

6.	The GPVSC’S Oversight Role

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended February 2016

[GRAPHIC OMITTED]

Table of Contents

I.		Board of Directors and Executives
	A.	Election of Directors
	B.	Classified Boards of Directors
	C.	Board and Committee Independence
	D.	Liability and Indemnification of Directors
	E.	Qualification of Directors
	F.	Removal of Directors and Filling of Vacancies
	G.	Proposals to Fix the Size of the Board
	H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)
	J.	Proposals to Establish Audit Committees (For FFT and US Securities)
II.		Capital Structure
	A.	Authorization of Additional Shares (For US Securities)
	B.	Authorization of “Blank Check” Preferred Stock (For US Securities)
	C.	Stock Splits/Reverse Stock Splits
	D.	Dual Class/Supervoting Stock
	E.	Large Block Issuance (For US Securities)
	F.	Recapitalization into a Single Class of Stock
	G.	Share Repurchases
	H.	Reductions in Par Value
III.		Corporate Governance Issues
	A.	Confidential Voting
	B.	Cumulative Voting (For US Securities)
	C.	Supermajority Voting Requirements
	D.	Shareholder Right to Vote
IV.		Compensation
	A.	Establishment of a Remuneration Committee (For US Securities)
	B.	Executive Director Stock Option Plans
	C.	Employee Stock Option/Purchase Plans
	D.	Golden Parachutes
	E.	Proposals to Limit Benefits or Executive Compensation
	F.	Option Expensing
	G.	Management Board Election and Motion (For FFT Securities)
	H.	Remuneration (Variable Pay) (For FFT Securities)
	I.	Long-Term Incentive Plans (For FFT Securities)
	J.	Shareholder Proposals Concerning “Pay For Superior Performance”
	K.	Executive Compensation Advisory
	L.	Advisory Votes on Executive Compensation
V.		Anti-Takeover Related Issues
	A.	Shareholder Rights Plans (“Poison Pills”)
	B.	Reincorporation
	C.	Fair-Price Proposals
	D.	Exemption From State Takeover Laws
	E.	Non-Financial Effects of Takeover Bids
VI.		Mergers & Acquisitions
VII.		Environmental, Social & Governance Issues
	A.	Principles for Responsible Investment
	B.	ESG Issues
	C.	Labor & Human Rights
	D.	Diversity & Equality
	E.	Health & Safety
	F.	Government/Military
	G.	Tobacco
VIII.		Miscellaneous Items
	A.	Ratification of Auditors
	B.	Limitation of Non-Audit Services Provided by Independent Auditor
	C.	Audit Firm Rotation
	D.	Transaction of Other Business
	E.	Motions to Adjourn the Meeting
	F.	Bundled Proposals
	G.	Change of Company Name
	H.	Proposals Related to the Annual Meeting
	I.	Reimbursement of Expenses Incurred from Candidate Nomination
	J.	Investment Company Proxies
	K.	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (“GPVSC”) as set forth in the AM’s Proxy Voting Policy and Guidelines.

Rationale: The large majority of corporate Directors fulfill their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.
2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent Director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented. However, the Chairman of the Board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want Directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualification of Directors

AM policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.

Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.

Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing Management to fix the size of the Board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Chief Executive Officer from serving on more than three outside Boards of Directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.

Rationale: We consider a strong, independent and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.

Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines

J.	Proposals to Establish Audit Committees

AM policy is to vote “for” proposals that require the establishment of Audit Committees.

Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock

AM policy is to vote:

1.	“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits / Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm, currently Institutional Shareholder Services (“ISS”) subject to review by the GPVSC as set forth in AM’s Proxy Voting Policy and Guidelines.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.

B.	Cumulative Voting

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” Management proposals to require a supermajority vote to amend the charter or by-laws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*	Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. AM Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee

AM policy is to vote “for” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

1.	The resulting dilution of existing shares is less than (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).
2.	The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.
3.	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.
4.	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside Director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director option plans.

Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. AM Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (“FASB”) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management Board Election and Motion

AM policy is to vote “against”:

•	The election of Board members with positions on either Remuneration or Audit Committees;
•	The election of Supervisory Board members with too many Supervisory Board mandates; and
•	“Automatic” election of former Board members into the Supervisory Board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (Variable Pay)

Executive remuneration for Management Board

AM policy is to vote “for” Management Board remuneration that is transparent and linked to results.

Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when Management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-Term Incentive Plans

AM policy is to vote “for” long-term incentive plans for members of Management Boards that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	Directly align the interests of members of Management Boards with those of shareholders;
•	Establish challenging performance criteria to reward only above average performance;
•	Measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and
•	Do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policy and Guidelines.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive compensation practices on a case-by-case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow Management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis.

Rationale: AM believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of Management’s compensation.

L.	Advisory Votes on Executive Compensation

AM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AM will oppose Advisory Votes on Executive Compensation if:

1.	There is a significant misalignment between CEO pay and company performance;
2.	The company maintains significant problematic pay practices; and/or
3.	The Board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AM agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:

1.	Differences in state law between the existing state of incorporation and the proposed state of incorporation; and
2.	Differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights.

If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” Management fair-price proposals, provided that:

1.	The proposal applies only to two-tier offers;
2.	The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;
3.	The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and
4.	The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from State Takeover Laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” Management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-Financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s policies and procedures.

VII.	Environmental, Social and Governance Issues

Environmental, social and governance issues (ESG) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AM (a) votes “for” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, will generally follow Management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.	ESG Issues

AM policy is to vote in line with the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Principles and the recommendations on Social and Sustainability issues not specifically addressed elsewhere in these Guidelines. AM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.	Labor and Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity and Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or Board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the Equal Employment Opportunity Commission (“EEOC”) provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the MacBride Principles. The MacBride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the MacBride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health and Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labelling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government/Military
1.	AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, Management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco
1.	AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and Management, and not to shareholder mandate.

VIII.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” (a) the Management recommended selection of auditors and (b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.

B.	Limitation of Non-Audit Services provided by Independent Auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit Firm Rotation

AM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AM policy is to vote “against” transaction of other business proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote “against” proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support Management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote “for” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered Boards of closed-end investment companies, although AM generally votes “against” staggered Boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which an AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Philipp Schweneke, CFA, Director and Portfolio Manager of the Fund

•	Senior Portfolio Manager for European Small & Mid Cap Equities, Deutsche Asset & Wealth Management International GmbH: Frankfurt.
•	Joined Deutsche Asset Management in 2009 and the Fund in 2013.
•	Previously served as a portfolio manager for German and European Small & Mid Cap Equities at Sal. Oppenheim from 2006 to 2008, as an Equity Analyst at Dresdner Kleinwort from 1999 to 2006 and as an IT Consultant for SAP Software in 1999.
•	BBA, accadis Hochschule Bad Homburg; Master of Arts in Business Administration, University of Northumbria.

Compensation of Portfolio Managers

Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is discretionary and linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage, where possible. Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.
•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Funds advised by Deutsche Asset & Wealth Management International GmbH (DeAMI) as a group (the “Family of Funds”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All in the Family of Funds Shares Owned
Philipp Schweneke	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DeAMI, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Philipp Schweneke	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Philipp Schweneke	6	$329,131,836	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Philipp Schweneke	2	$240,188,653	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.
•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	21,000	$14.35	21,000	1,130,463
February 1 through February 28	28,000	$14.52	28,000	1,102,463
March 1 through March 31	0	$0.00	0	1,102,463
April 1 through April 30	0	$0.00	0	1,102,463
May 1 through May 31	0	$0.00	0	1,102,463
June 1 through June 30	20,400	$15.50	20,400	1,082,063
July 1 through July 31	29,101	$15.39	29,101	1,052,962
August 1 through August 31	28,998	$15.08	28,998	1,581,002
September 1 through September 30	50,589	$14.88	50,589	1,530,413
October 1 through October 31	34,517	$15.15	34,517	1,495,896
November 1 through November 30	31,603	$15.08	31,603	1,464,293
December 1 through December 31	13,000	$15.22	13,000	1,451,293
Total	257,208	$15.01	257,208

On July 28, 2014, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,550,000 shares during the period from August 1, 2014 through July 31, 2015. The Fund repurchased 497,038 shares between August 1, 2014 and July 31, 2015.

On July 27, 2015, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2015 through July 31, 2016. The Fund repurchased 158,707 shares between August 1, 2015 and December 31, 2015.

In addition, on July 28, 2014 the Fund announced that its Board adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund’s shares outstanding at 98% of net asset value (“NAV”). The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a fifteen-week measurement period that has been determined by the Fund’s Board of Directors. During the measurement period that commenced on September 2, 2014 and expired on December 12, 2014, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore the Fund was not required to conduct a tender offer.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 22, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 22, 2016